FINANCIAL LIABILITIES AT FVTPL (Tables)	12 Months Ended
Dec. 31, 2023
FINANCIAL LIABILITIES AT FVTPL
Schedule of movements of the Group's financial liabilities at FVTPL

	Series B	Series C	Series D
	Preferred	Preferred	Preferred
	Shares	Shares	Shares	Total
	$’000	$’000	$’000	$’000

At January 1, 2022	92,187	97,726	107,650	297,563
Change in fair value	(1,803)	(594)	(4,798)	(7,195)
At December 31, 2022	90,384	97,132	102,852	290,368
Change in fair value	13,943	15,207	10,021	39,171
Conversion into ordinary shares upon IPO	(104,327)	(112,339)	(112,873)	(329,539)
At December 31, 2023	—	—	—	—

Schedule of significant unobservable inputs to the valuation of financial instruments together with a quantitative sensitivity analysis

	As of December 31,
	2022
Fair value of ordinary shares of the Company	$6.15
Risk-free interest rate (Note i)	4.68%
Expected term	0.44	years
Volatility (Note ii)	52.86%